Form 10-K, Exhibit 13
period 1999-12-31
CLASSNOTES TRUST 1997-1
filed 2000-04-07
CIK 1038373

EXHIBIT 13

                           ANNUAL YEAR END STATEMENTS
                          TRANS-WORLD INSURANCE COMPANY
                               2840 MORRIS AVENUE
                                 UNION, NJ 07083

                                                         CLASSNOTES TRUST 1997-I
                                  Aggregate Year End Statement for Series 1998-I
                                                          As of December 31 1999
                                                                       Class A-7

As of Year End:

(i) Amount of Principal paid or distributed in respect of the Notes

              CLASS A-7 Notes                                                           0
              Per $50,000 original principal amount of the Note                         0

(ii) Amount of Interest paid or distributed in respect of the Notes

              CLASS A-7 Notes                                                5,313,500.01
              Per $50,000 original principal amount of the Note                  2,656.75

(iii)  (A)  Amount of Noteholders' Auction Rate
            Interest Carryover paid or distributed
            in respect of the Note

              CLASS A-7 Notes                                                           0
              Per $50,000 original principal amount of the Note                         0

       (B)  Remaining Amount of Noteholders' Auction Rate Interest
            Carryover to be paid or distributed in respect of the Note

              CLASS A-7 Notes                                                           0
              Per $50,000 original principal amount of the Notes                        0

(iv) Outstanding Principal Balance of the Note at Year End                 100,000,000.00

(v)  Pool Balance at Year End                                              759,959,481.90

(vi) Outstanding Principal amount of Notes at Year End
              CLASSNOTES TRUST 1998-I                                      410,000,000.00


(vii) Applicable Interest Rate:
        (a)  In general:
             1.  Auction Rate for the prior Interest Period:

                    CLASS A-7 NOTES
                    PERIOD 1                                    5.39%
                    PERIOD 2                                    5.50%
                    PERIOD 3                                    5.53%
                    CURRENT RATE             (Based on Auction) 6.05%


             2.  NET LOAN RATE
                    PERIOD 1                                    5.81%
                    PERIOD 2                                    7.00%
                    PERIOD 3                                    7.50%


(viii)  (a) Service Fee for related Collection Period  (Pro Rata)               56,001.43
            Per $50,000 original principal amount of the Notes                   26.28316

        (b) Service Fee Carryover for related Collection Period
            1.  Distributed                                                             0
                Per $50,000 original principal amount of the Notes                      0

            2.  Remaining Balance                                                       0
                Per $50,000 original principal amount of the Notes                      0


(ix) Amount of Fees paid for the year

            1.  Service Fee (Pro Rata)                                         580,468.29
                Per $50,000 original principal amount of the Note              290.234145

            2.  Administration Fee  (Pro Rata)                                  15,000.00
                Per $50,000 original principal amount of the Note                     7.5

            3.  Auction Agent Fee  (Pro Rata)                                  249,666.72
                Per $50,000 original principal amount of the Note               124.83336

            4.  Indenture Trustee Fee  (Pro Rata)                                2,500.00
                Per $50,000 original principal amount of the Note                    1.25

            5.  Eligible Lender Trustee Fee  (Pro Rata)                          2,877.55
                Per $50,000 original principal amount of the Note                1.438775

            6.  Surety Provider Fee  (Pro Rata)                                 81,111.13
                Per $50,000 original principal amount of the Note               40.555565

(x)  Amount of payments to the Surety Provider in
     reimbursement of prior draws under any Note
     Surety Bond or the Certificate Surety Bond                                         0

(xi) Aggregate amount of Realized losses for the
     related Collection period                                                          0

(xii) Aggregate amount received with respect to Financed
      Student Loans for which Realized Losses were
      allocated previously                                                              0

(xiii)(a)  Amount of the distribution attributable to amounts
           in the Reserve Account                                                       0

      (b)  Amount of any other withdrawals from the Reserve
           Account for such Distribution Date                                           0

      (c)  Amount in the Reserve Account                                         3,451.09


(xiv) Amount of any draw required to be made under a Note Surety bond
      (together with any other information required to make
      such draw)                                                                        0


(xv)  (a) Portion (if any) of the distribution attributable to amounts on
          deposit in the Pre-Funding Account                                            0

      (b) Amount in the Pre-Funding Account                                        256.35

(xvi) Aggregate amount if any paid by the Eligible Lender Trustee for
      Additional Financed Student Loans during the preceding collection
      period                                                                            0

(xvii) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

             (a) CLASS A-1 NOTES                                                        0
             (b) CLASS A-1 NOTES (Only if Class___ Notes
                 have been paid in full)                                                0

(xviii)  Aggregate amount (if any) paid for Financed Student Loans during
         the preceding collection period.                                               0

(xix) As of the end of 12/31/1999 Collection Period:

      (a)  Number of Financed Student Loans that are 30 to 60 days
           Delinquent                                                       22,005,850.59

      (b)  Number of Financed Student Loans that are 61 to 90 days
           Delinquent                                                        7,507,195.96

      (c)  Number of Financed Student Loans that are 91 to 180 days
           Delinquent                                                       13,135,215.51

      (d)  Number of Financed Student Loans that are more than 181
           days Delinquent                                                   8,689,158.14

      (e)  Number of Financed Student Loans for which claims have been filed with the appropriate Guarantor and which are
           awaiting payment                                                  4,909,228.79

(xx)   Parity Percentage as of 12/31/99                                    827,666,363.21
       Numerator
       Denominator                                                         825,362,476.21 100.28%

(xxi)  Excess of amounts deposited into the Collection Account with respect to the sale by the Trust of Serial Loans over the aggregate Purchase amount of such loans (such excess to be distributed to
       Student Holdings)                                                                0

(xxii) Amount of Additional Principal Payments, if any, made on
       such Distribution Date                                                           0



First Union National Bank


By:/s/ Greg Baber
Greg Baber
Corporate Trust Officer

                          TRANS-WORLD INSURANCE COMPANY
                               2840 MORRIS AVENUE
                                 UNION, NJ 07083

                                                       CLASSNOTES TRUST 1997 - I
                                  Aggregate Year End Statement for Series 1998-I
                                                          As of December 31 1999
                                                                       Class A-8

As of Year End:

(i) Amount of Principal paid or distributed in respect of the Note

               CLASS A-8 Notes                                                                    0
               Per $50,000 original principal amount of the Note                                  0

(ii) Amount of Interest paid or distributed in respect of the Note

               CLASS A-8 Notes                                                         5,309,111.12
               Per $50,000 original principal amount of the Note                           2,654.56

(iii) (A)  Amount of Noteholders' Auction Rate
           Interest Carryover paid or distributed
           in respect of the Note

               CLASS A-8 Notes                                                                    0
               Per $50,000 original principal amount of the Note                                  0

      (B)  Remaining Amount of Noteholders' Auction Rate Interest
           Carryover to be paid or distributed in respect of the Note

               CLASS A-8 Notes                                                                    0
               Per $50,000 original principal amount of the Notes                                 0

(iv)  Outstanding Principal Balance of the Note at Year End                          100,000,000.00

(v)   Pool Balance at Year End                                                       759,959,481.90

(vi)  Outstanding Principal amount of Notes at Year End
               CLASSNOTES TRUST 1998-I                                               410,000,000.00

(vii) Applicable Interest Rate:
      (a)   In general:
            1.  Auction Rate for the prior Interest Period:

              CLASS A-8 NOTES
              PERIOD 1                                    5.45%
              PERIOD 2                                    5.50%
              PERIOD 3                                    5.48%
              CURRENT RATE             (Based on Auction) 6.00%

            2.  NET LOAN RATE
              PERIOD 1                                    5.81%
              PERIOD 2                                    7.00%
              PERIOD 3                                    7.50%

(viii) (a)  Service Fee for related Collection Period  (Pro Rata)                         56,001.43
            Per $50,000 original principal amount of the Notes                             26.28316

       (b)  Service Fee Carryover for related Collection Period
            1.  Distributed                                                                       0
                Per $50,000 original principal amount of the Notes                                0

            2.  Remaining Balance                                                                 0
                Per $50,000 original principal amount of the Notes                                0

(ix)  Amount of Fees paid for the year

            1.  Service Fee (Pro Rata)                                                   580,468.29
                Per $50,000 original principal amount of the Note                        290.234145

            2.  Administration Fee  (Pro Rata)                                            15,000.00
                Per $50,000 original principal amount of the Note                               7.5

            3.  Auction Agent Fee  (Pro Rata)                                            249,666.72
                Per $50,000 original principal amount of the Note                         124.83336

            4.  Indenture Trustee Fee  (Pro Rata)                                          2,500.00
                Per $50,000 original principal amount of the Note                              1.25

            5.  Eligible Lender Trustee Fee  (Pro Rata)                                    2,877.55
                Per $50,000 original principal amount of the Note                          1.438775

            6.  Surety Provider Fee  (Pro Rata)                                           81,111.13
                Per $50,000 original principal amount of the Note                         40.555565

(x)   Amount of payments to the Surety Provider in
      reimbursement of prior draws under any Note
      Surety Bond or the Certificate Surety Bond                                                  0

(xi)  Aggregate amount of Realized losses for the
      related Collection period                                                                   0

(xii) Aggregate amount received with respect to Financed
      Student Loans for which Realized Losses were
      allocated previously                                                                        0

(xiii)  (a)  Amount of the distribution attributable to amounts
             in the Reserve Account                                                               0

        (b)  Amount of any other withdrawals from the Reserve
             Account for such Distribution Date                                                   0

        (c)  Amount in the Reserve Account                                                 3,451.09

(xiv)  Amount of any draw required to be made under a Note Surety bond
       (together with any other information required to make
       such draw)                                                                                 0

(xv)(a) Portion (if any) of the distribution attributable to amounts on
        deposit in the Pre-Funding Account                                                        0

    (b) Amount in the Pre-Funding Account                                                    256.35

(xvi)  Aggregate amount if any paid by the Eligible Lender Trustee for
       Additional Financed Student Loans during the preceding collection
       period                                                                                     0

(xvii) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

               (a) CLASS A-1 NOTES                                                                0
               (b) CLASS A-1 NOTES (Only if Class___ Notes
                   have been paid in full)                                                        0

(xviii)  Aggregate amount (if any) paid for Financed Student Loans during
         the preceding collection period.                                                         0

(xix) As of 12/31/1999 Collection Period:

      (a)  Number of Financed Student Loans that are 30 to 60 days                    22,005,850.59
           Delinquent

      (b)  Number of Financed Student Loans that are 61 to 90 days                     7,507,195.96
           Delinquent

      (c)  Number of Financed Student Loans that are 91 to 180 days                   13,135,215.51
           Delinquent

      (d)  Number of Financed Student Loans that are more than 181                     8,689,158.14
           days Delinquent

      (e)  Number of Financed Student Loans for which claims have been filed with the appropriate Guarantor and which are
           awaiting payment                                                            4,909,228.79

(xx)  Parity Percentage as of 12/31/99                                               827,666,363.21
      Numerator
      Denominator                                                                    825,362,476.21 100.28%

(xxi)   Excess of amounts deposited into the Collection Account with respect to the sale by the Trust of Serial Loans over the aggregate Purchase amount of such loans (such excess to be distributed to
        Student Holdings)                                                                         0

(xxii)  Amount of Additional Principal Payments, if any, made on
        such Distribution Date                                                                    0


First Union National Bank



By:/s/ Greg Baber
Greg Baber
Corporate Trust Officer

                          TRANS-WORLD INSURANCE COMPANY
                               2840 MORRIS AVENUE
                                 UNION, NJ 07083

                                                        CLASSNOTES TRUST 1997- I
                                  Aggregate Year End Statement for Series 1998-I
                                                          As of December 31 1999
                                                                       Class A-9

As of Year End:

(i) Amount of Principal paid or distributed in respect of the Note

               CLASS A-9 Note                                                                     0
               Per $50,000 original principal amount of the Note                                  0

(ii) Amount of Interest paid or distributed in respect of the Note

               CLASS A-9 Note                                                          5,246,055.54
               Per $50,000 original principal amount of the Note                           2,623.03

(iii) (A)  Amount of Noteholders' Auction Rate
           Interest Carryover paid or distributed
           in respect of the Note

               CLASS A-9 Note                                                                     0
               Per $50,000 original principal amount of the Note                                  0

      (B)  Remaining Amount of Noteholders' Auction Rate Interest
           Carryover to be paid or distributed in respect of the Note

               CLASS A-9 Note                                                                     0
               Per $50,000 original principal amount of the Note                                  0

(iv)  Outstanding Principal Balance of the Note at Year End                          100,000,000.00

(v)   Pool Balance at Year End                                                       759,959,481.90

(vi)  Outstanding Principal amount of Notes at Year End
               CLASSNOTES TRUST 1998-I                                               410,000,000.00

(vii) Applicable Interest Rate:
      (a) In general:
          1.  Auction Rate for the prior Interest Period:

               CLASS A-9 NOTES
               PERIOD 1                                        5.29%
               PERIOD 2                                        5.48%
               PERIOD 3                                        5.45%
               CURRENT RATE             (Based on Auction)     5.47%

         2.  NET LOAN RATE

               PERIOD 1                                        5.81%
               PERIOD 2                                        7.00%
               PERIOD 3                                        7.50%

(viii) (a) Service Fee for related Collection Period  (Pro Rata)                          56,001.43
           Per $50,000 original principal amount of the Notes                              26.28316

       (b) Service Fee Carryover for related Collection Period
           1.  Distributed
               Per $50,000 original principal amount of the Notes                                 0

           2.  Remaining Balance                                                                  0
               Per $50,000 original principal amount of the Notes                                 0

(ix)  Amount of Fees paid for the year

           1.  Service Fee (Pro Rata)                                                    580,468.29
               Per $50,000 original principal amount of the Note                         290.234145

           2.  Administration Fee  (Pro Rata)                                             15,000.00
               Per $50,000 original principal amount of the Note                                7.5

           3.  Auction Agent Fee  (Pro Rata)                                             249,666.72
               Per $50,000 original principal amount of the Note                          124.83336

           4.  Indenture Trustee Fee  (Pro Rata)                                           2,500.00
               Per $50,000 original principal amount of the Note                               1.25

           5.  Eligible Lender Trustee Fee  (Pro Rata)                                     2,877.55
               Per $50,000 original principal amount of the Note                           1.438775

           6.  Surety Provider Fee  (Pro Rata)                                            81,111.13
               Per $50,000 original principal amount of the Note                          40.555565

(x)   Amount of payments to the Surety Provider in
      reimbursement of prior draws under any Note
      Surety Bond or the Certificate Surety Bond                                                  0

(xi)  Aggregate amount of Realized losses for the
      related Collection period                                                                   0

(xii)  Aggregate amount received with respect to Financed
       Student Loans for which Realized Losses were
       allocated previously                                                                       0

(xiii) (a)  Amount of the distribution attributable to amounts
            in the Reserve Account                                                                0

       (b)  Amount of any other withdrawals from the Reserve
            Account for such Distribution Date                                                    0

       (c)  Amount in the Reserve Account                                                  3,451.09

(xiv)  Amount of any draw required to be made under a Note Surety bond
       (together with any other information required to make
       such draw)                                                                                 0

(xv) (a)  Portion (if any) of the distribution attributable to amounts on
          deposit in the Pre-Funding Account                                                      0

     (b)  Amount in the Pre-Funding Account                                                  256.35

(xvi)  Aggregate amount if any paid by the Eligible Lender Trustee for
       Additional Financed Student Loans during the preceding collection
       period                                                                                     0

(xvii) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

          (a) CLASS A-1 NOTES                                                                     0
          (b) CLASS A-1 NOTES (Only if Class___ Notes
              have been paid in full)                                                             0

(xviii)  Aggregate amount (if any) paid for Financed Student Loans during
         the preceding collection period.                                                         0

(xix)  As of 12/31/1999 Collection Period:

          (a)  Number of Financed Student Loans that are 30 to 60 days                22,005,850.59
               Delinquent

          (b)  Number of Financed Student Loans that are 61 to 90 days                 7,507,195.96
               Delinquent

          (c)  Number of Financed Student Loans that are 91 to 180 days               13,135,215.51
               Delinquent

          (d)  Number of Financed Student Loans that are more than 181                 8,689,158.14
               days Delinquent

          (e)  Number of Financed Student Loans for which claims have been filed with the appropriate Guarantor and which are
               awaiting payment                                                        4,909,228.79

(xx)   Parity Percentage as of 12/31/99                                              827,666,363.21
       Numerator
       Denominator                                                                   825,362,476.21 100.28%

(xxi)  Excess of amounts deposited into the Collection Account with respect to the sale by the Trust of Serial Loans over the aggregate Purchase amount of such loans (such excess to be distributed to
       Student Holdings)                                                                          0

(xxii)  Amount of Additional Principal Payments, if any, made on
        such Distribution Date                                                                    0


First Union National Bank



By:/s/ Greg Baber
Greg Baber
Corporate Trust Officer

                          TRANS-WORLD INSURANCE COMPANY
                               2840 MORRIS AVENUE
                                 UNION, NJ 07083

                                                       CLASSNOTES TRUST 1997 - I
                                  Aggregate Year End Statement for Series 1998-I
                                                         As of December 31, 1999
                                                                      Class A-10

As of Year End:

(i) Amount of Principal paid or distributed in respect of the Note

               CLASS A-10 Note                                                                    0
               Per $50,000 original principal amount of the Note                                  0

(ii) Amount of Interest paid or distributed in respect of the Note

               CLASS A-10 Note                                                         5,819,488.90
               Per $50,000 original principal amount of the Note                           2,645.22

(iii) (A)  Amount of Noteholders' Auction Rate
           Interest Carryover paid or distributed
           in respect of the Note

               CLASS A-10 Note                                                                    0
               Per $50,000 original principal amount of the Note                                  0

      (B)  Remaining Amount of Noteholders' Auction Rate Interest
           Carryover to be paid or distributed in respect of the Note

               CLASS A-10 Note                                                                    0
               Per $50,000 original principal amount of the Note                                  0

(iv)  Outstanding Principal Balance of the Note at Year End                          110,000,000.00

(v)   Pool Balance at Year End                                                       759,959,481.90

(vi)  Outstanding Principal amount of Notes at Year End

               CLASSNOTES TRUST 1998-I                                               410,000,000.00

(vii) Applicable Interest Rate:
      (a)   In general:
            1.  Auction Rate for the prior Interest Period:

               CLASS A-10 NOTES
               PERIOD 1                              5.37%
               PERIOD 2                              5.50%
               PERIOD 3                              5.45%
               CURRENT RATE        (Based on         5.60%
                                   Auction)


            2.  NET LOAN RATE
               PERIOD 1                              5.81%
               PERIOD 2                              7.00%
               PERIOD 3                              7.50%

(viii) (a)   Service Fee for related Collection Period  (Pro Rata)                        61,601.57
             Per $50,000 original principal amount of the Notes                           26.283159

       (b)   Service Fee Carryover for related Collection Period
                    1.  Distributed
                        Per $50,000 original principal amount of the Notes                        0

                    2.  Remaining Balance                                                         0
                        Per $50,000 original principal amount of the Notes                        0

(ix)  Amount of Fees paid for the year

                    1.  Service Fee (Pro Rata)                                           638,515.14
                        Per $50,000 original principal amount of the Note                290.234155

                    2.  Administration Fee  (Pro Rata)                                    16,500.00
                        Per $50,000 original principal amount of the Note                       7.5

                    3.  Auction Agent Fee  (Pro Rata)                                    274,633.32
                        Per $50,000 original principal amount of the Note                124.833327

                    4.  Indenture Trustee Fee  (Pro Rata)                                  2,500.00
                        Per $50,000 original principal amount of the Note                  1.136364

                    5.  Eligible Lender Trustee Fee  (Pro Rata)                            3,165.02
                        Per $50,000 original principal amount of the Note                  1.438645

                    6.  Surety Provider Fee  (Pro Rata)                                   89,222.22
                        Per $50,000 original principal amount of the Note                 40.555555

(x)   Amount of payments to the Surety Provider in
      reimbursement of prior draws under any Note
      Surety Bond or the Certificate Surety Bond                                                  0

(xi)  Aggregate amount of Realized losses for the
      related Collection period                                                                   0

(xii) Aggregate amount received with respect to Financed
      Student Loans for which Realized Losses were
      allocated previously                                                                        0

(xiii)  (a)  Amount of the distribution attributable to amounts
             in the Reserve Account                                                               0

        (b)  Amount of any other withdrawals from the Reserve
             Account for such Distribution Date                                                   0

        (c)  Amount in the Reserve Account                                                 3,451.09

(xiv)  Amount of any draw required to be made under a Note Surety bond
       (together with any other information required to make
       such draw)                                                                                 0

(xv)(a)  Portion (if any) of the distribution attributable to amounts on
         deposit in the Pre-Funding Account                                                       0

    (b)  Amount in the Pre-Funding Account                                                   256.35

(xvi)    Aggregate amount if any paid by the Eligible Lender Trustee for
         Additional Financed Student Loans during the preceding collection
         period                                                                                   0

(xvii) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

               (a) CLASS A-1 NOTES                                                                0
               (b) CLASS A-1 NOTES (Only if Class___ Notes
                   have been paid in full)                                                        0

(xviii)  Aggregate amount (if any) paid for Financed Student Loans during
         the preceding collection period.                                                         0

(xix) As of 12/31/1999 Collection Period:

              (a)  Number of Financed Student Loans that are 30 to 60 days            22,005,850.59
                   Delinquent

              (b)  Number of Financed Student Loans that are 61 to 90 days             7,507,195.96
                   Delinquent

              (c)  Number of Financed Student Loans that are 91 to 180 days           13,135,215.51
                   Delinquent

              (d)  Number of Financed Student Loans that are more than 181             8,689,158.14
                   days Delinquent

              (e)  Number of Financed Student Loans for which claims have been filed with the appropriate Guarantor and which are
                   awaiting payment                                                    4,909,228.79

(xx)  Parity Percentage as of 12/31/99                                               827,666,363.21
      Numerator                                                                      825,362,476.21 100.28%
      Denominator

(xxi)  Excess of amounts deposited into the Collection Account with respect to the sale by the Trust of Serial Loans over the aggregate Purchase amount of such loans (such excess to be distributed to
       Student Holdings)                                                                          0

(xxii) Amount of Additional Principal Payments, if any, made on
       such Distribution Date                                                                     0



First Union National Bank



By:/s/ Greg Baber
Greg Baber
Corporate Trust Officer