Form 10-K, Exhibit 13
period 2000-12-31
CLASSNOTES TRUST 1997-1
filed 2001-04-17
CIK 1038373

EXHIBIT 13
                              SERVICERS CERTIFICATE

                            CLASSNOTES TRUST 1997 - I
                 Aggregate Year End Statement for Series 1998-I
                             As of December 31 2000
                                     Class A-7

As of Year End:

(i) Amount of Principal paid or distributed in respect of the Notes

                CLASS A-7 Notes                                                         0
                Per $50,000 original principal amount of the Note                       0

(ii) Amount of Interest paid or distributed in respect of the Notes

                CLASS A-7 Notes                                              6,503,772.23
                Per $50,000 original principal amount of the Note                3,251.89

(iii)  (A)  Amount of Noteholders' Auction Rate
            Interest Carryover paid or distributed
            in respect of the Note

                CLASS A-7 Notes                                                         0
                Per $50,000 original principal amount of the Note                       0

       (B)  Remaining Amount of Noteholders' Auction Rate Interest
            Carryover to be paid or distributed in respect of the Note

                CLASS A-7 Notes                                                         0
                Per $50,000 original principal amount of the Notes                      0

(iv)   Outstanding Principal Balance of the Note at Year End               100,000,000.00

(v)    Pool Balance at Year End                                            679,180,758.78

(vi)   Outstanding Principal amount of Notes at Year End
                CLASSNOTES TRUST 1998-I                                    410,000,000.00


(vii)  Applicable Interest Rate:
                (a)   In general:
                 1.  Auction Rate for the prior Interest Period:

                          CLASS A-7 NOTES
                          PERIOD 1                                                   7.00%
                          PERIOD 2                                                   6.00%
                          PERIOD 3                                                   5.62%
                          CURRENT RATE (Based on Auction)                            5.29%


                 2.  NET LOAN RATE
                          PERIOD 1                                                   7.98%
                          PERIOD 2                                                   7.87%
                          PERIOD 3                                                   7.87%


(viii) (a) Service Fee for related Collection Period  (Pro Rata)                67,116.29
                Per $50,000 original principal amount of the Notes              33.558145

            (b)   Service Fee Carryover for related Collection Period
                    1.  Distributed                                                     0
                          Per $50,000 original principal amount of the Notes            0

                    2.  Remaining Balance                                               0
                          Per $50,000 original principal amount of the Notes            0


(ix)   Amount of Fees paid for the year

                    1.  Service Fee (Pro Rata)                                 639,719.47
                          Per $50,000 original principal amount of the Note    319.859735

                    2.  Administration Fee  (Pro Rata)                          15,000.00
                          Per $50,000 original principal amount of the Note           7.5

                    3.  Auction Agent Fee  (Pro Rata)                          249,666.72
                          Per $50,000 original principal amount of the Note     124.83336

                    4.  Indenture Trustee Fee  (Pro Rata)                               0
                          Per $50,000 original principal amount of the Note             0

                    5.  Eligible Lender Trustee Fee  (Pro Rata)                  3,604.03
                          Per $50,000 original principal amount of the Note      1.802015

                    6.  Surety Provider Fee  (Pro Rata)                         88,222.24
                          Per $50,000 original principal amount of the Note      44.11112


(x)    Amount of payments to the Surety Provider in
       reimbursement of prior draws under any Note
       Surety Bond or the Certificate Surety Bond                                       0

(xi)   Aggregate amount of Realized losses for the
       related Collection period                                                        0

(xii)  Aggregate amount received with respect to Financed
       Student Loans for which Realized Losses were
       allocated previously                                                             0

(xiii) (a) Amount of the distribution attributable to amounts
           in the Reserve Account                                                       0

       (b) Amount of any other withdrawals from the Reserve
           Account for such Distribution Date                                           0

       (c) Amount in the Reserve Account                                         3,671.53


(xiv)  Amount of any draw required to be made under a Note Surety bond
       (together with any other information required to make
       such draw)                                                                       0


(xv)   (a) Portion (if any) of the distribution attributable to amounts on
           deposit in the Pre-Funding Account                                           0

       (b) Amount in the Pre-Funding Account                                       272.97

(xvi)  Aggregate amount if any paid by the Eligible Lender Trustee for
       Additional Financed Student Loans during the preceding collection
       period                                                                           0

(xvii) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                (a) CLASS A-1 NOTES                                                     0
                (b) CLASS A-1 NOTES (Only if Class___ Notes
                    have been paid in full)                                             0

(xviii) Aggregate amount (if any) paid for Financed Student Loans during
        the preceding collection period.                                                0

(xix)  As of the end of 12/31/2000 Collection Period:

       (a)  Number of Financed Student Loans that are 30 to 60 days         23,394,624.26
            Delinquent

       (b)  Number of Financed Student Loans that are 61 to 90 days          8,848,254.00
            Delinquent

       (c)  Number of Financed Student Loans that are 91 to 180 days        15,474,931.13
            Delinquent

       (d)  Number of Financed Student Loans that are more than 181         10,698,455.15
            days Delinquent

       (e)  Number of Financed Student Loans for which claims have been filed with the appropriate Guarantor and which are
            awaiting payment                                                 5,150,147.71

(xx)   Parity Percentage as of 12/31/00          Numerator                 724,312,339.59
                                                 Denominator               717,612,104.30          100.93%

(xxi)  Excess of amounts deposited into the Collection Account with respect to the sale by the Trust of Serial Loans over the aggregate Purchase amount of such loans (such excess to be distributed to
       Student Holdings)                                                                0

(xxii) Amount of Additional Principal Payments, if any, made on
       such Distribution Date                                                           0



First Union National Bank



By: /s/ Greg Baber
    --------------
    Greg Baber
    Corporate Trust Officer




                            CLASSNOTES TRUST 1997 - I
                 Aggregate Year End Statement for Series 1998-I
                             As of December 31 2000
                                    Class A-8

As of Year End:

(i) Amount of Principal paid or distributed in respect of the Note

                CLASS A-8 Notes                                                         0
                Per $50,000 original principal amount of the Note                       0

(ii) Amount of Interest paid or distributed in respect of the Note

                CLASS A-8 Notes                                              6,472,822.21
                Per $50,000 original principal amount of the Note                2,654.56

(iii)  (A)  Amount of Noteholders' Auction Rate
            Interest Carryover paid or distributed
            in respect of the Note

                CLASS A-8 Notes                                                         0
                Per $50,000 original principal amount of the Note                       0

       (B)  Remaining Amount of Noteholders' Auction Rate Interest
            Carryover to be paid or distributed in respect of the Note

                CLASS A-8 Notes                                                         0
                Per $50,000 original principal amount of the Notes                      0

(iv)   Outstanding Principal Balance of the Note at Year End               100,000,000.00

(v)    Pool Balance at Year End                                            679,180,758.78

(vi)   Outstanding Principal amount of Notes at Year End
                CLASSNOTES TRUST 1998-I                                    410,000,000.00


(vii)  Applicable Interest Rate:
                (a) In general:
                    1.  Auction Rate for the prior Interest Period:

                              CLASS A-8 NOTES
                              PERIOD 1                                               6.62%
                              PERIOD 2                                               6.59%
                              PERIOD 3                                               6.60%
                              CURRENT RATE (Based on Auction)                        6.70%


                    2.  NET LOAN RATE
                              PERIOD 1                                               7.87%
                              PERIOD 2                                               7.88%
                              PERIOD 3                                               8.05%


(viii) (a) Service Fee for related Collection Period  (Pro Rata)                64,959.41
       Per $50,000 original principal amount of the Notes                       28.000715

                (b) Service Fee Carryover for related Collection Period
                    1.  Distributed                                                     0
                          Per $50,000 original principal amount of the Notes            0

                    2.  Remaining Balance                                               0
                          Per $50,000 original principal amount of the Notes            0


(ix)  Amount of Fees paid for the year

                    1.  Service Fee (Pro Rata)                                 719,586.87
                          Per $50,000 original principal amount of the Note    290.234145

                    2.  Administration Fee  (Pro Rata)                          16,291.67
                          Per $50,000 original principal amount of the Note           7.5

                    3.  Auction Agent Fee  (Pro Rata)                          270,472.28
                          Per $50,000 original principal amount of the Note     124.83336

                    4.  Indenture Trustee Fee  (Pro Rata)                               0
                          Per $50,000 original principal amount of the Note          1.25

                    5.  Eligible Lender Trustee Fee  (Pro Rata)                  3,570.36
                          Per $50,000 original principal amount of the Note      1.438775

                    6.  Surety Provider Fee  (Pro Rata)                         88,222.24
                          Per $50,000 original principal amount of the Note     40.555565


(x)    Amount of payments to the Surety Provider in
       reimbursement of prior draws under any Note
       Surety Bond or the Certificate Surety Bond                                       0

(xi)   Aggregate amount of Realized losses for the
       related Collection period                                                        0

(xii)  Aggregate amount received with respect to Financed
       Student Loans for which Realized Losses were
       allocated previously                                                             0

(xiii) (a) Amount of the distribution attributable to amounts
           in the Reserve Account                                                       0

       (b) Amount of any other withdrawals from the Reserve
           Account for such Distribution Date                                           0

       (c) Amount in the Reserve Account                                         3,671.53


(xiv)  Amount of any draw required to be made under a Note Surety bond
       (together with any other information required to make
       such draw)                                                                       0


(xv)   (a) Portion (if any) of the distribution attributable to amounts on
           deposit in the Pre-Funding Account                                           0

       (b) Amount in the Pre-Funding Account                                       272.97

(xvi)  Aggregate amount if any paid by the Eligible Lender Trustee for
       Additional Financed Student Loans during the preceding collection
       period                                                                           0

(xvii) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                (a) CLASS A-1 NOTES                                                     0
                (b) CLASS A-1 NOTES (Only if Class___ Notes
                    have been paid in full)                                             0

(xviii) Aggregate amount (if any) paid for Financed Student Loans during
        the preceding collection period.                                                0

(xix)  As of the end of 12/31/2000 Collection Period:

      (a)  Number of Financed Student Loans that are 30 to 60 days          23,394,624.26
           Delinquent

      (b)  Number of Financed Student Loans that are 61 to 90 days           8,848,254.00
           Delinquent

      (c)  Number of Financed Student Loans that are 91 to 180 days         15,474,931.13
           Delinquent

          (d)  Number of Financed Student Loans that are more than 181      10,698,455.15
                 days Delinquent

          (e)  Number of Financed Student Loans for which claims have been filed with the appropriate Guarantor and which are
                 awaiting payment                                            5,150,147.71

(xx)   Parity Percentage as of 12/31/00   Numerator                        724,312,339.59
                                          Denominator                      717,612,104.30             100.93%

(xxi)  Excess of amounts deposited into the Collection Account with respect to the sale by the Trust of Serial Loans over the aggregate Purchase amount of such loans (such excess to be distributed to
       Student Holdings)                                                                0

(xxii) Amount of Additional Principal Payments, if any, made on
       such Distribution Date                                                           0



First Union National Bank



By: /s/ Greg Baber
    ---------------
    Greg Baber
    Corporate Trust Officer




                            CLASSNOTES TRUST 1997- I
                 Aggregate Year End Statement for Series 1998-I
                             As of December 31 2000
                                    Class A-9

As of Year End:

(i) Amount of Principal paid or distributed in respect of the Note

                CLASS A-9 Note                                                          0
                Per $50,000 original principal amount of the Note                       0

(ii) Amount of Interest paid or distributed in respect of the Note

                CLASS A-9 Note                                               6,426,700.00
                Per $50,000 original principal amount of the Note                2,623.03

(iii)  (A)  Amount of Noteholders' Auction Rate
            Interest Carryover paid or distributed
            in respect of the Note

                CLASS A-9 Note                                                          0
                Per $50,000 original principal amount of the Note                       0

       (B)  Remaining Amount of Noteholders' Auction Rate Interest
            Carryover to be paid or distributed in respect of the Note

                CLASS A-9 Note                                                          0
                Per $50,000 original principal amount of the Note                       0

(iv)   Outstanding Principal Balance of the Note at Year End               100,000,000.00

(v)    Pool Balance at Year End                                            679,180,758.78

(vi)   Outstanding Principal amount of Notes at Year End
                CLASSNOTES TRUST 1998-I                                    410,000,000.00

(vii)  Applicable Interest Rate:
                (a)   In general:
                      1.  Auction Rate for the prior Interest Period:

                              CLASS A-9 NOTES
                              PERIOD 1                                               5.29%
                              PERIOD 2                                               5.48%
                              PERIOD 3                                               5.45%
                              CURRENT RATE (Based on Auction)                        5.47%


                      2.  NET LOAN RATE
                              PERIOD 1                                               5.81%
                              PERIOD 2                                               7.00%
                              PERIOD 3                                               7.50%


(viii) (a)   Service Fee for related Collection Period  (Pro Rata)              56,001.43
                Per $50,000 original principal amount of the Notes              28.000715

       (b)   Service Fee Carryover for related Collection Period
                1.  Distributed                                                         0
                      Per $50,000 original principal amount of the Notes                0

                2.  Remaining Balance                                                   0
                      Per $50,000 original principal amount of the Notes                0

(ix)   Amount of Fees paid for the year

                1.  Service Fee (Pro Rata)                                     760,832.61
                      Per $50,000 original principal amount of the Note        290.234145

                2.  Administration Fee  (Pro Rata)                              16,250.00
                      Per $50,000 original principal amount of the Note               7.5

                3.  Auction Agent Fee  (Pro Rata)                              270,472.28
                      Per $50,000 original principal amount of the Note         124.83336

                4.  Indenture Trustee Fee  (Pro Rata)                                   0
                      Per $50,000 original principal amount of the Note              1.25

                5.  Eligible Lender Trustee Fee  (Pro Rata)                      3,524.87
                     Per $50,000 original principal amount of the Note           1.438775

                6.  Surety Provider Fee  (Pro Rata)                             81,555.57
                      Per $50,000 original principal amount of the Note         40.555565


(x)    Amount of payments to the Surety Provider in
       reimbursement of prior draws under any Note
       Surety Bond or the Certificate Surety Bond                                       0

(xi)   Aggregate amount of Realized losses for the
       related Collection period                                                        0

(xii)  Aggregate amount received with respect to Financed
       Student Loans for which Realized Losses were
       allocated previously                                                             0

(xiii) (a)  Amount of the distribution attributable to amounts
            in the Reserve Account                                                      0

       (b)  Amount of any other withdrawals from the Reserve
            Account for such Distribution Date                                          0

       (c)  Amount in the Reserve Account                                        3,671.53


(xiv)  Amount of any draw required to be made under a Note Surety bond
       (together with any other information required to make
        such draw)                                                                      0


(xv)   (a)  Portion (if any) of the distribution attributable to amounts on
            deposit in the Pre-Funding Account                                          0

       (b)   Amount in the Pre-Funding Account                                     272.97

(xvi)  Aggregate amount if any paid by the Eligible Lender Trustee for
       Additional Financed Student Loans during the preceding collection
       period                                                                           0

(xvii) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

       (a) CLASS A-1 NOTES                                                              0
       (b) CLASS A-1 NOTES (Only if Class___ Notes
           have been paid in full)                                                      0

(xviii) Aggregate amount (if any) paid for Financed Student Loans during
        the preceding collection period.                                                0

(xix)  As of the end of 12/31/2000 Collection Period:

       (a)  Number of Financed Student Loans that are 30 to 60 days         23,394,624.26
            Delinquent

       (b)  Number of Financed Student Loans that are 61 to 90 days          8,848,254.00
            Delinquent

       (c)  Number of Financed Student Loans that are 91 to 180 days        15,474,931.13
            Delinquent

       (d)  Number of Financed Student Loans that are more than 181         10,698,455.15
            days Delinquent

       (e)  Number of Financed Student Loans for which claims have been filed with the appropriate Guarantor and which are
            awaiting payment                                                 5,150,147.71

(xx)   Parity Percentage as of 12/31/00       Numerator                    724,312,339.59
                                              Denominator                  717,612,104.30        100.93%

(xxi)  Excess of amounts deposited into the Collection Account with respect to the sale by the Trust of Serial Loans over the aggregate Purchase amount of such loans (such excess to be distributed to
       Student Holdings)                                                                0

(xxii) Amount of Additional Principal Payments, if any, made on
       such Distribution Date                                                           0


First Union National Bank


By: /s/ Greg Baber
    --------------
    Greg Baber
    Corporate Trust Officer



                            CLASSNOTES TRUST 1997 - I
                 Aggregate Year End Statement for Series 1998-I
                             As of December 31 2000
                                   Class A-10

As of Year End:

(i) Amount of Principal paid or distributed in respect of the Note

                CLASS A-10 Note                                                         0
                Per $50,000 original principal amount of the Note                       0

(ii) Amount of Interest paid or distributed in respect of the Note

                CLASS A-10 Note                                              7,129,087.79
                Per $50,000 original principal amount of the Note                2,645.22

(iii)  (A)  Amount of Noteholders' Auction Rate
            Interest Carryover paid or distributed
            in respect of the Note

                CLASS A-10 Note                                                         0
                Per $50,000 original principal amount of the Note                       0

       (B)  Remaining Amount of Noteholders' Auction Rate Interest
            Carryover to be paid or distributed in respect of the Note

                CLASS A-10 Note                                                         0
                Per $50,000 original principal amount of the Note                       0

(iv)   Outstanding Principal Balance of the Note at Year End               110,000,000.00

(v)    Pool Balance at Year End                                            679,180,758.78

(vi)   Outstanding Principal amount of Notes at Year End
                CLASSNOTES TRUST 1998-I                                    410,000,000.00

(vii)  Applicable Interest Rate:
                (a)   In general:
                      1.  Auction Rate for the prior Interest Period:

                              CLASS A-10 NOTES
                              PERIOD 1                                               6.59%
                              PERIOD 2                                               6.62%
                              PERIOD 3                                               6.59%
                              CURRENT RATE (Based on Auction)                        6.63%


                      2.  NET LOAN RATE
                              PERIOD 1                                               7.88%
                              PERIOD 2                                               7.87%
                              PERIOD 3                                               7.88%


(viii) (a)   Service Fee for related Collection Period  (Pro Rata)              49,499.22
                Per $50,000 original principal amount of the Notes              28.000714

       (b)   Service Fee Carryover for related Collection Period
              1.  Distributed                                                           0
                    Per $50,000 original principal amount of the Notes                  0

              2.  Remaining Balance                                                     0
                    Per $50,000 original principal amount of the Notes                  0

(ix)   Amount of Fees paid for the year

              1.  Service Fee (Pro Rata)                                       771,281.68
                    Per $50,000 original principal amount of the Note          290.234155

              2.  Administration Fee  (Pro Rata)                                16,500.00
                    Per $50,000 original principal amount of the Note                 7.5

              3.  Auction Agent Fee  (Pro Rata)                                274,633.32
                    Per $50,000 original principal amount of the Note          124.833327

              4.  Indenture Trustee Fee  (Pro Rata)                             10,000.00
                    Per $50,000 original principal amount of the Note            1.136364

              5.  Eligible Lender Trustee Fee  (Pro Rata)                        3,924.64
                   Per $50,000 original principal amount of the Note             1.438645

              6.  Surety Provider Fee  (Pro Rata)                               89,711.12
                    Per $50,000 original principal amount of the Note           40.555555


(x)    Amount of payments to the Surety Provider in
       reimbursement of prior draws under any Note
       Surety Bond or the Certificate Surety Bond                                       0

(xi)   Aggregate amount of Realized losses for the
       related Collection period                                                        0

(xii)  Aggregate amount received with respect to Financed
       Student Loans for which Realized Losses were
       allocated previously                                                             0

(xiii) (a)  Amount of the distribution attributable to amounts
            in the Reserve Account                                                      0

       (b)  Amount of any other withdrawals from the Reserve
            Account for such Distribution Date                                          0

       (c)  Amount in the Reserve Account                                        3,671.53


(xiv)  Amount of any draw required to be made under a Note Surety bond
       (together with any other information required to make
        such draw)                                                                      0


(xv)   (a)  Portion (if any) of the distribution attributable to amounts on
            deposit in the Pre-Funding Account                                          0

       (b)  Amount in the Pre-Funding Account                                      272.97

(xvi)     Aggregate amount if any paid by the Eligible Lender Trustee for
           Additional Financed Student Loans during the preceding collection
           period                                                                       0

(xvii) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                (a) CLASS A-1 NOTES                                                     0
                (b) CLASS A-1 NOTES (Only if Class___ Notes
                    have been paid in full)                                             0

(xviii)  Aggregate amount (if any) paid for Financed Student Loans during
           the preceding collection period.                                             0

(xix)  As of the end of 12/31/2000 Collection Period:

       (a)  Number of Financed Student Loans that are 30 to 60 days         23,394,624.26
            Delinquent

       (b)  Number of Financed Student Loans that are 61 to 90 days          8,848,254.00
            Delinquent

       (c)  Number of Financed Student Loans that are 91 to 180 days        15,474,931.13
            Delinquent

       (d)  Number of Financed Student Loans that are more than 181         10,698,455.15
            days Delinquent

       (e)  Number of Financed Student Loans for which claims have been filed with the appropriate Guarantor and which are
            awaiting payment                                                 5,150,147.71

(xx)   Parity Percentage as of 12/31/99       Numerator                    724,312,339.59
                                              Denominator                  717,612,104.30        100.93%

(xxi)  Excess of amounts deposited into the Collection Account with respect to the sale by the Trust of Serial Loans over the aggregate Purchase amount of such loans (such excess to be distributed to
       Student Holdings)                                                                0

(xxii) Amount of Additional Principal Payments, if any, made on
       such Distribution Date                                                           0



First Union National Bank



By: /s/ Greg Baber
    --------------
    Greg Baber
    Corporate Trust Officer